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                                                                EXHIBIT 1


                   AGREEMENT FOR JOINT FILING OF SCHEDULE 13D

     Daniel E. Bober, Creighton J. Weber, Joseph Drolshagen, James Bennett, Patricia Jorgensen, Deborah Jenkins, Lynne Baszczuk, James A. Simpson, Katheryne L. Zelenock, and Jeffrey C. Urban, hereby agree to jointly file a report on Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, relating to their formation of a group with the purpose of investing in the securities of Bingham Financial Services Corporation.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed in its behalf this 13th day of March, 1998.

March 13, 1998                                /s/ DANIEL E. BOBER
                                              ------------------------------
                                                  DANIEL E. BOBER

                                              /s/ CREIGHTON J. WEBER
                                              ------------------------------
                                                  CREIGHTON J. WEBER

                                              /s/ JOSEPH DROLSHAGEN
                                              ------------------------------
                                                  JOSEPH DROLSHAGEN

                                              /s/ JAMES BENNETT
                                              ------------------------------
                                                  JAMES BENNETT

                                              /s/ PATRICIA JORGENSEN
                                              ------------------------------
                                                  PATRICIA JORGENSEN

                                              /s/ DEBORAH JENKINS
                                              ------------------------------
                                                  DEBORAH JENKINS

                                              /s/ LYNNE BASZCZUK
                                              ------------------------------
                                                  LYNNE BASZCZUK

                                              /s/ JAMES A. SIMPSON
                                              ------------------------------
                                                  JAMES A. SIMPSON

                                              /s/ KATHERYNE L. ZELENOCK
                                              ------------------------------
                                                  KATHERYNE L. ZELENOCK

                                              /s/ JEFFREY C. URBAN
                                              ------------------------------
                                                  JEFFREY C. URBAN




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